SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2002

TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORPORATION
(under a Pooling & Servicing Agreement
dated as of October 1, 2000 which Trust is
the issuer of Commercial Mortgage Pass-Through
Certificates, Series 2000-C2)

(Exact name of Registrant as specified in its Charter)

New York	333-95447-02	36-4410876
(State or Other Jurisdiction Formation)	(Commission File No.)	(I.R.S. Employer Identification No.)

LaSalle Bank, N.A., Trustee,
Corporate Trust Department
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603-4159

(Address of principal executive office) (Zip Code)
Attention: Asset-Backed Securities Trust Services
PNCMAC Series 2000-C2
Registrant's telephone number, including area code: (312) 904-0390

The Exhibit Index is on page 2.

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ITEM 5. OTHER EVENTS

Attached hereto is a copy of the March 12, 2002, Monthly Remittance Statement provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Monthly Remittance Statement to the Certificateholders dated as of March 12, 2002.
Loan Data Files as of the March 2002 Determination Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing
Agreement dated as of October 1, 2000

By: Midland Loan Services, Inc.,

/s/ Lawrence D. Ashley

By: Lawrence D. Ashley
Title: Senior Vice President

Date: March 12, 2002

EXHIBIT INDEX

Document

Monthly Remittance Statement to the dated as of March 12, 2002	Exhibit 19
Loan Data Files as of the March 2002 Determination Date	Exhibit 20

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